                       Oppenheimer Emerging Growth Fund
                  Supplement dated February 14, 2003 to the
                      Prospectus dated December 23, 2002

      The Prospectus is changed by adding the following section in "About
Your Account - How to Sell Shares" on page 22 before the sub-section entitled
"Certain Requests Require a Signature Guarantee."

            Effective May 1, 2003,  the Fund assesses a 2% fee on the proceeds of Fund  shares  that are  redeemed  (either by selling  or  exchanging  to
   another   Oppenheimer   fund)  within  30  days  of  their  purchase.   The
   redemption  fee is paid to the Fund,  and is intended to offset the trading costs,  market  impact and other costs  associated  with  short-term  money movements  in and out of the Fund.  The  redemption  fee is  imposed to the extent  that Fund  shares  redeemed  exceed Fund shares that have been held more  than 30 days.  For  shares  of the Fund  acquired  by  exchange,  the holding  period  prior to the  exchange is not  considered  in  determining whether to apply the redemption fee.

   The redemption fee is not imposed on shares:
o     held in certain omnibus accounts,  including  retirement plans qualified under Sections  401(a) or 401(k) of the Internal  Revenue Code,  Section
      403(b)(7)  custodial plan  accounts,  or plans  administered  as college savings programs under Section 529 of the Internal Revenue Code,
o     redeemed  under  automatic  withdrawal  plans or pursuant  to  automatic re-balancing in OppenheimerFunds Portfolio Builder accounts,
o     redeemed due to death or disability of the shareholder, or
o     redeemed  from  accounts  for which  the  dealer,  broker  or  financial
      institution   of  record  has  entered  into  an   agreement   with  the
      Distributor for this purpose.

February 14, 2003                                                 PS0721.012